Exhibit 12(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA Separate Account VA-1 does hereby certify, to such officer’s knowledge, that:

This report on Form N-CSR of the TIAA Separate Account VA-1 (the “Separate Account”) (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Separate Account.

Dated: August 11, 2016	By:	/s/ Robert G. Leary
Robert G. Leary
Principal Executive Officer and Executive
Vice President
(principal executive officer)

Dated: August 11, 2016	By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Chief Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)